Exhibit 99.1

Allscripts expects second quarter bookings to exceed $200 million, demonstrating growth over prior quarters

Company expects 2Q 2013 backlog of approximately $3.1 billion, a Company record

Second quarter 2013 financial results to be released on August 8

CHICAGO – July 10, 2013 – Allscripts (NASDAQ: MDRX) announced preliminary sales results for the second quarter of 2013. Allscripts expects bookings to exceed $200 million for the three months ended June 30, 2013. This compares positively with bookings of approximately $194 million for the second quarter of 2012 and approximately $178 million for the first quarter of 2013, respectively.

In addition, the Company expects total contract backlog as of June 30, 2013 to approximate $3.1 billion, or approximately 13 percent quarter-over-quarter growth, a Company record. Preliminary second quarter contract backlog includes the five-year extension for Managed IT Services with North Shore-LIJ Health System, as well as several other client extensions signed during the second quarter. The contract renewal at North Shore-LIJ Health System did not contribute to the bookings result for the second quarter.

“I am pleased to report tangible progress with several of our strategic initiatives,” said Paul Black, Allscripts President and Chief Executive Officer. “Our focus on client obligations is beginning to deliver results as we see improving confidence from both inside and outside the Allscripts client base. We are seeing a healthy mix of new agreements with existing clients as well as new client wins, growing our recurring revenue backlog as well as bookings. We look forward to discussing our progress in further detail on August 8th.”

Earnings Call Details

Allscripts will report its financial results for the three months ended June 30, 2013, after the stock market closes on Thursday, August 8, 2013. Allscripts management will host a conference call and webcast to discuss the company’s earnings and other information at 4:30 p.m. Eastern Daylight Time that same day. The press release also will be available on the company’s website at http://investor.allscripts.com.

To listen to the conference call, participants may log onto http://www.allscripts.com/. Participants also may access the conference call by dialing (877) 303-0543 (toll free in the U.S.) or (973) 935-8787 (international) and requesting Conference ID #13179595.

A replay of the call will be available two hours after the conclusion of the call, for a period of two weeks, at http://www.allscripts.com/ or by calling (855) 859-2056 or (404) 537-3406 - Conference ID #13179595.

The presentations may be accessed live or as archived files at http://investor.allscripts.com.

About Allscripts

Allscripts (NASDAQ: MDRX) delivers the insights that healthcare providers require to generate world-class outcomes. The company’s Electronic Health Record, practice management and other clinical, revenue cycle, connectivity and information solutions create a Connected Community of Health™ for physicians, hospitals and post-acute organizations. To learn more about Allscripts, please visit www.allscripts.com, Twitter, YouTube and It Takes A Community: The Allscripts Blog.

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© 2013 Allscripts Healthcare, LLC. All Rights Reserved.

Allscripts, the Allscripts logo, and other Allscripts marks are either registered trademarks or trademarks of Allscripts Healthcare, LLC in the United States and/or other countries. All other trademarks are the property of their respective owners.

For more information contact:

Investors:

Seth Frank

312-506-1213

seth.frank@allscripts.com

Media:

Claire Weingarden

312-447-2442

claire.weingarden@allscripts.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements with the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Such risks, uncertainties and other factors include, among other things: the possibility that our current initiatives focused on product delivery, client experience, streamlining our cost structure, and financial performance may not be successful, which could result in declining demand for our products and services, including attrition among our existing customer base; the impact of the realignment of our sales and services organization; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risks that we will not achieve the strategic benefits of the merger with Eclipsys Corporation (Eclipsys) or our acquisition of dbMotion, Ltd. (dbMotion), or that the Allscripts products will not be integrated successfully with the Eclipsys and dbMotion products; competition within the industries in which we operate, including the risk that existing clients will switch to products of competitors; failure to maintain interoperability certification pursuant to the Health Information Technology for Economic and Clinical Health Act (HITECH), with resulting increases in development and other costs for us and possibly putting us at a competitive disadvantage in the marketplace; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; any costs or customer losses we may incur relating to the standardization of our small office electronic health record and practice management systems that could adversely affect our results of operations; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; errors or similar problems in our software products or other product quality issues; the outcome of any legal proceeding that has been or may be instituted against us and others; compliance obligations under new and existing laws, regulations and industry initiatives, including new regulations relating to HIPAA/HITECH, increasing enforcement activity in respect of anti-bribery, fraud and abuse, privacy, and similar laws, and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; the continued implementation and ongoing acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009, as well as elements of the Patient Protection and Affordable Care Act (aka health reform) which pertain to healthcare IT adoption, including uncertainty related to changes in reimbursement methodology and the shift to pay-for-outcomes; maintaining our intellectual property rights and litigation involving intellectual property rights; legislative, regulatory and economic developments; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology; breach of data security by third parties and unauthorized access to patient health information by third parties resulting in enforcement actions, fines and other litigation. See our Annual Report on Form 10-K/10K-A for 2012 and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.